UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2019

Date of reporting period: September 30, 2019

Item 1. Reports to Stockholders.

SCHARF FUNDS

Scharf Fund
Institutional Class – LOGIX
Retail Class – LOGRX

Scharf Multi-Asset Opportunity Fund
Institutional Class – LOGOX
Retail Class – LOGBX

Scharf Global Opportunity Fund
Retail Class – WRLDX

Scharf Alpha Opportunity Fund
Retail Class – HEDJX

ANNUAL REPORT

September 30, 2019

Scharf Investments, LLC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically.

You may elect to receive all future reports in paper free of charge.  You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper may apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

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TABLE OF CONTENTS

To Our Shareholders	2
Investment Highlights	12
Expense Examples	18
Sector Allocation of Portfolio Assets	21
Schedules of Investments	25
Statements of Assets and Liabilities	42
Statements of Operations	44
Statements of Changes in Net Assets	46
Statement of Cash Flows	52
Financial Highlights	53
Notes to Financial Statements	59
Report of Independent Registered Public Accounting Firm	78
Notice to Shareholders	79
Information about Trustees and Officers	81
Householding	84
Privacy Notice	85

SCHARF FUNDS

TO OUR SHAREHOLDERS

PERFORMANCE AS OF 9/30/2019
SCHARF FUND
					Since	Since
	6	One	Three	Five	Inception	Inception
Cumulative:	Months	Year	Year	Year	12/30/2011	1/28/2015
Scharf Fund – Institutional Class	6.77%	7.61%	27.89%	42.34%	132.52%	N/A
Scharf Fund – Retail Class	6.61%	7.32%	26.79%	N/A	N/A	36.17%
S&P 500® Index	6.08%	4.25%	45.80%	67.27%	178.31%	63.76%
(with dividends reinvested)
Annualized:
Scharf Fund – Institutional Class	—	—	8.55%	7.32%	11.50%	N/A
Scharf Fund – Retail Class	—	—	8.23%	N/A	N/A	6.83%
S&P 500® Index	—	—	13.39%	10.84%	14.11%	11.14%
(with dividends reinvested)
SCHARF MULTI-ASSET OPPORTUNITY FUND
					Since	Since
	6	One	Three	Five	Inception	Inception
Cumulative:	Months	Year	Year	Year	12/31/2012	1/21/2016
Scharf Multi-Asset Opportunity
Fund – Institutional Class	5.84%	6.89%	21.53%	32.63%	71.06%	N/A
Scharf Multi-Asset Opportunity
Fund – Retail Class	5.72%	6.66%	20.61%	N/A	N/A	33.08%
Lipper Balanced Funds Index	4.72%	4.94%	24.42%	34.98%	64.61%	39.95%
(with dividends reinvested)
Bloomberg Barclays U.S.
Aggregate Bond Index	5.42%	10.30%	9.03%	18.07%	20.42%	14.31%
S&P 500® Index
(with dividends reinvested)	6.08%	4.25%	45.80%	67.27%	139.92%	71.78%
Annualized:
Scharf Multi-Asset Opportunity
Fund – Institutional Class	—	—	6.72%	5.82%	8.28%	N/A
Scharf Multi-Asset Opportunity
Fund – Retail Class	—	—	6.45%	N/A	N/A	8.04%
Lipper Balanced Funds Index	—	—	7.56%	6.18%	7.67%	9.53%
(with dividends reinvested)
Bloomberg Barclays U.S.
Aggregate Bond Index	—	—	2.92%	3.38%	2.79%	3.69%
S&P 500® Index
(with dividends reinvested)	—	—	13.39%	10.84%	13.85%	15.78%

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SCHARF GLOBAL OPPORTUNITY FUND
				Since
	6	One	Three	Inception
Cumulative:	Months	Year	Year	10/14/2014
Scharf Global Opportunity Fund	5.71%	4.92%	31.40%	54.35%
MSCI All Country World Index (Net)	3.59%	1.38%	32.04%	44.81%
Annualized:
Scharf Global Opportunity Fund	—	—	9.53%	9.14%
MSCI All Country World Index (Net)	—	—	9.71%	7.75%
SCHARF ALPHA OPPORTUNITY FUND
				Since
	6	One	Three	Inception
Cumulative:	Months	Year	Year	12/31/2015
Scharf Alpha Opportunity Fund	4.65%	6.31%	6.20%	8.50%
HFRX Equity Hedge Index	1.81%	-1.40%	8.31%	7.57%
Bloomberg Barclays U.S. Aggregate Bond Index	5.42%	10.30%	9.03%	15.35%
S&P 500® Index (with dividends reinvested)	6.08%	4.25%	45.80%	57.23%
Annualized:
Scharf Alpha Opportunity Fund	—	—	2.03%	2.20%
HFRX Equity Hedge Index	—	—	2.70%	1.96%
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	2.92%	3.88%
S&P 500® Index (with dividends reinvested)	—	—	13.39%	12.82%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-572-4273.

The gross expense ratios, as of the Funds’ registration statement dated January 28, 2019, for the Scharf Fund Institutional Class, Scharf Fund Retail Class, Scharf Multi-Asset Opportunity Fund Institutional Class, Scharf Multi-Asset Opportunity Fund Retail Class, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund are 1.12%, 1.37%, 1.46%, 1.71%, 1.88%, and 3.02%, respectively.  The net expense ratios, as of the Funds’ registration statement dated January 28, 2019, for the Scharf Fund Institutional Class, Scharf Fund Retail Class, Scharf Multi-Asset Opportunity Fund Institutional Class, Scharf Multi-Asset Opportunity Fund Retail Class, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund represent the percentages paid by investors and are 1.00%, 1.25%, 0.99%, 1.24%, 0.70%, and 1.97%, respectively, after fee waivers and expense reimbursements, including acquired fund fees and expenses, interest, taxes and extraordinary expenses. Scharf Investments, LLC (the “Adviser”), the Funds’ investment adviser, has contractually agreed to waive fees through January 27, 2020 for the Scharf Fund, Scharf Multi-Asset Opportunity Fund, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund.  The Scharf Fund charges a 2.00% redemption fee on redemptions or exchanges of fund shares that are made within 60 days of purchase.  The Scharf Multi-Asset Opportunity Fund, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund charge a 2.00% redemption fee on redemptions or exchanges of fund shares that are made within 15 days of purchase.  Had a redemption fee been included, returns would be lower.

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Dear Fellow Shareholders,

For the fiscal year ended September 30, 2019, the Scharf Fund Institutional Class and Retail Class returned 7.61% and 7.32%, respectively, compared to the 4.25% return for the S&P 500® Index (“S&P 500”).  The key contributors to relative performance for the period were Hershey Co., Starbucks Corp., Microsoft Corp., and Dollar Tree, Inc.  The key detractors from relative performance were Baidu, Inc. – ADR, CVS Health Corp., CDK Global, Inc., and Walgreens Boots Alliance, Inc.

For the fiscal year ended September 30, 2019, the Scharf Multi-Asset Opportunity Fund Institutional Class and Retail Class returned 6.89% and 6.66%, respectively, compared to the 4.94% return for the Lipper Balanced Funds Index, 10.30% return for the Bloomberg Barclays U.S. Aggregate Bond Index, and 4.25% return for the S&P 500.  The key contributors to relative performance for the period were Hershey Co., Starbucks Corp., Microsoft Corp., and Dollar Tree, Inc.  The key detractors from relative performance were Baidu, Inc. – ADR, CVS Health Corp., CDK Global, Inc., and Walgreens Boots Alliance, Inc.

For the fiscal year ended September 30, 2019, the Scharf Global Opportunity Fund returned 4.92% compared to the 1.38% return for the MSCI All Country World Index (Net).  The key contributors to relative performance for the period were Comcast Corp. – Class A, Novartis AG – ADR, Heineken N.V., and Compass Group plc.  The key detractors from relative performance were Baidu, Inc. – ADR, CVS Health Corp., Softbank Corp. – ADR, and Allergan plc.

For the fiscal year ended September 30, 2019, the Scharf Alpha Opportunity Fund returned 6.31% compared to the -1.40% return for the HFRX Equity Hedge Index, 10.30% return for the Bloomberg Barclays U.S. Aggregate Bond Index, and 4.25% return for the S&P 500.  The key contributors to relative performance for the period were Hershey Co., Starbucks Corp., Microsoft Corp., and Comcast Corp. – Class A.  The key detractors from relative performance were Baidu, Inc. – ADR, CVS Health Corp., Walgreens Boots Alliance, Inc., and Cognizant Technology Solutions Corp. – Class A.

After underperforming the last few years as momentum growth stocks carried markets higher, we are pleased with this year’s results as the Scharf Funds largely outperformed their respective benchmarks.  As discussed in the following market commentary, we believe we may be seeing signs of an inflection point in the market and a rotation from momentum growth into value.

MARKET COMMENTARY

It Pays to be Patient:  It has been 85 years since the publication of Security Analysis, a classic value investing guide written by Benjamin Graham, widely known as the “father of value investing” and mentor to Warren Buffett.  To honor the 50th anniversary of Security Analysis, Buffett wrote an article entitled “The Superinvestors of Graham & Doddsville.”  These investors all used Graham’s value investing principles to independently achieve remarkable investment results.  The common intellectual theme shared by investors from Graham-and-Doddsville was they searched for discrepancies between the value of a business and the price of small pieces of that business in the market.

Buffett’s hypothesis was that this was evidence that value investing could achieve incremental long-term returns in the stock market and, in fact, that risk and return were not necessarily positively correlated.  Perversely, “the greater the potential for reward in the value portfolio, the less risk there is.”  Nobel-prize winning economist, Eugene Fama, later published academic

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research that supported Buffett’s hypothesis.  Fama found that the cheapest third of stocks on a Price-to-Book value basis provided an average annual extra total return of 4.7% per year above those of the most expensive third of stocks.  He called this excess return the “Value Premium.”  The chart below illustrates the excess return achieved by value stocks since 1926.

Source: Fama & French. Monthly excess returns data for “Value” sorted by Price-to-Book.

As you can clearly see, value investing has been a time-tested way to earn a higher return in the stock market – most of the time.  Unfortunately, one part of the bargain for value investors is that there will inevitably be time periods where value stocks lag behind growth stocks, sometimes for extended periods lasting a decade or more.  Value stocks underperformed during the depression in the 1930’s, during the dot-com bubble of the late 1990’s, and most recently, for most of the past 12 years.

Because of this recent underperformance, the valuation gap between growth stocks and value stocks has grown remarkably large.  When broken down by quintiles, the forward P/E ratio of the most expensive stocks in the S&P 500 is roughly 34x, a whopping 183% premium over the cheapest stocks in the S&P 500.  This premium ranks in the 92nd percentile for expensiveness among all quarterly readings since 1996.  As the chart below demonstrates, the last time value was this cheap relative to growth was near the height of the dot-com bubble.  Investors who stuck with the value discipline were more than well rewarded.  From 2000 through 2006, the Russell 1000 Value Index returned +70% while the Russell 1000 Growth Index lost 30%!

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Sources: Bloomberg, Scharf Investments, LLC.

Is this current premium justified?  We don’t think so.  When it comes to earnings growth, expectations for growth companies are typically higher than those for value companies.  However, historical results have told a different story.  Over the last 25 years, the Russell 1000 Growth Index has grown earnings 6.8% per year, only slightly better than the 5.7% annual earnings growth for the Russell 1000 Value Index.  After taking into account the higher dividend yield of the Value Index, however, the Russell 1000 Value Index has provided a better “fundamental return” (defined as earnings growth plus the dividend yield earned by investors).  If past is prologue, we believe value stocks are potentially poised to outperform growth stocks.  We have already seen evidence of this over the past 12 months as the S&P 500 Value Index has returned 5.6% compared to only 3.3% for the S&P 500 Growth Index.  Perhaps the tides are finally turning.

Whether the tides turn now or 5 years from now is impossible to say.  One of the reasons we strongly believe they will eventually turn, however, is because historically they always have.  A key investment premise of the “The Superinvestors of Graham & Doddsville” was the concept of mean reversion.  This is one of the basic tenets of our stock selection methodology.  Namely, if a stock’s current valuation is well below its historic valuation range, though impossible to predict when, there is a strong probability the valuation will revert back to its historical average.

To illustrate this concept, despite growing earnings more than the S&P 500 from 2008-2012, Microsoft (one of our long-term portfolio holdings) measurably trailed the index over this time frame.  By the end of 2012, the stock was trading at a 30% discount to the S&P 500 and a 71% discount to its own historical median high P/E.  Investors were filled with fears about the future of Microsoft: “Mobile will kill PCs, the operating system is dead, Google/Apple will dominate the industry.”

In the end, those fears didn’t materialize.  As Microsoft’s business continued to thrive, the valuation recovered back toward its historical average.  Since 2012, the price of Microsoft has risen 421% compared to 109% for the S&P 500.  Microsoft’s P/E more than doubled from 9x at the end of 2012 to roughly 25x today (though still below its historical median high of 30x).  Back when we purchased Microsoft, we had no idea when the market would finally revalue it in-line with its history, but we had a strong belief that we were buying the company at a large discount to its fundamental value and that the market would one day recognize it.

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Sources: Bloomberg, Scharf Investments, LLC.

Uncertainty and Anxiety Abound: With the S&P 500 at record highs, an investor would be forgiven for assuming that, to use a phrase from The Lego Movie, “Everything is awesome!”  Unfortunately, perhaps investors should be singing the song from the sequel, “Everything is not awesome.”  We believe there are a number of risks for stock market investors, namely:

(1)  Trade wars and tariffs

(2)  Weaker than expected earnings

(3)  Rising corporate debt

(4)  Historically expensive equity market valuations

The first risk currently in the headlines is the potential economic impact of ongoing trade wars and tariffs.  For example, many CEOs are concerned that rising raw material input costs as a result of tariffs will negatively impact corporate profit margins.  Many retailers also worry that consumer spending could be negatively impacted as tariffs represent a national sales tax on consumers.  Finally, tariff uncertainties have a paralyzing effect on corporate decisions to make long-term capital investments.

Source: Moody’s Analytics

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According to Moody’s, business sentiment has plummeted since the start of the trade war.  In fact, businesses’ expectations have fallen back to where they were just prior to the financial crisis.  The Moody’s Weekly Market Outlook from June stated: “Our global business confidence diffusion index which asks respondents nine questions about their operations, is as weak as it has been since the economy began its ascent out of the financial crisis a decade ago.”  If the trade war continues or gets worse, it will undoubtedly have a negative impact on economic activity.

As a result of the global economic slowdown, and the uncertainties around tariffs and global trade, many companies have warned that their earnings in the year ahead will likely be lower than previously expected.  S&P 500 consensus earnings estimates for both 2019 and 2020 have fallen sharply since the start of the year.

The S&P 500 Index made major peaks in 2000 and 2007, leading to subsequent bear markets for stocks, at about the same time that corporate profit margins reached their cyclical peaks in 2000 and 2007.  Recent data suggests there is reason for investors to be concerned that profit margins may be peaking for this cycle as well.  Aggregate corporate debt as a percent of GDP recently grew to 47%, above the peak going into each of the past three recessions.  In each of these three prior cycles when corporate debt levels rose to the current level, a recession soon followed. Despite these risks, the S&P 500 currently trades at the upper end of its historical valuation range.

To summarize, we have risks from ongoing trade wars, near peak earnings with declining earnings estimates, record corporate debt levels, and record valuations.  Not a pretty picture for investors.  So what are we doing about this?

INVESTMENT STRATEGY

While we are always mindful of how economic conditions and current events impact companies, we continue to focus the bulk of our research on fundamental research and independent company analysis to identify securities which we believe are trading at significant discounts to fair value.  The median stock in our portfolio currently has 40% upside to its historical median high P/E.  We use a bottom-up, valuation-oriented strategy because stocks with low valuation ratios have often outperformed stocks with higher valuation ratios over the long term.  By purchasing securities when they appear to be at a discount to fair value, we also hope to mitigate potential downside risk.  In addition, the firm maintains a limited number of portfolios, favoring quality over quantity.  We focus only on our best ideas as we believe owning too many stocks is counterproductive to enhancing risk/reward.  Finally, we are style box agnostic and search for compelling investments in companies large and small, foreign and domestic.  To that end, we are optimistic about the current portfolios and believe the Funds are well positioned for long-term investors.

As an example, Domino’s Pizza Group plc (“Domino’s”) is the master franchisor of Domino’s Pizza for the UK and Republic of Ireland, where it licenses the brand to local franchisees.  Scale advantages such as higher investment in advertising and technology make the system more attractive to franchisees than competing pizza concepts.  The company is currently cheap relative to its global peers, has a ~3.5% dividend yield, and has compounded earnings 19% over the last 10 years.  As shown below, Domino’s recently traded below its median low P/E with 76% upside to its median high.

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Strong Earnings Growth	Domino’s Favorability

Source: Value Line, Scharf Investments, LLC. Data as of 9/30/2019.
CAGR = Compound Annual Growth Rate

IN CLOSING

For over 30 years, Scharf Investments, LLC has operated as an independent, employee-owned firm dedicated to providing the highest quality investment management services.  During this time, the firm has established a track record based on a disciplined investment approach.  That approach continues today with the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund.

One of our core beliefs has always been that our personal interests should be aligned with those of our clients.  As such, every member of our investment committee is invested alongside our clients.  On a personal level, as the first and one of the largest individual shareholders in each of the Funds, my family has a significant interest in the Funds’ success.  As a shareholder, I hope you take comfort in the knowledge that having our own money invested alongside yours will be a powerful motivator to sharpen our focus.

We thank you for the trust and confidence you have placed in us.  We welcome your comments and questions.

Brian Krawez
President and Portfolio Manager

Active investing has higher management fees because of the manager’s increased level of involvement while passive investing has lower management and operating fees. Investing in both actively and passively managed mutual funds involves risk and principal loss is possible. Both actively and passively managed mutual funds generally have daily liquidity. There are no guarantees regarding the performance of actively and passively managed mutual funds. Actively managed mutual funds may have higher portfolio turnover than passively managed funds. Excessive turnover can limit returns and can incur capital gains.

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Mutual fund investing involves risk.  Principal loss is possible.  The Funds may invest in securities representing equity or debt.  These securities may be issued by small- and medium-sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in foreign securities which involve greater volatility, political, economic and currency risks, and differences in accounting methods.  These risks are greater for emerging markets.  The Funds may invest in exchange-traded fund (“ETFs”) or mutual funds, the risks of owning either generally reflecting the risks of owning the underlying securities held by the ETF or mutual fund.  The Funds follow an investment style that favors relatively low valuations.  Investment in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Scharf Alpha Opportunity Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Scharf Alpha Opportunity Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs.

Forward earnings and EPS Growth are not measures of the Funds’ future performance.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Lipper Balanced Funds Index is an index of open-end mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both equities and bonds.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

MSCI All Country World Index (Net) is a broad measure of stock performance throughout the world, with the exception of U.S. based companies.

The HFRX Equity Hedge Index encompasses various equity hedge strategies, also known as long/short equity, that combine core long holdings of equities with short sales of stock, stock indices, related derivatives, or other financial instruments related to the equity markets.

The Russell 1000® Growth Index is an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000 Index. Growth-oriented stocks tend to have higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Growth Index is a market-capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500® Index that exhibit strong growth characteristics.

The S&P 500® Value Index is a market-capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500® Index that exhibit strong value characteristics.

You cannot invest directly in an index.

Earnings Per Share (“EPS”) is the portion of a company’s profit allocated to each outstanding share of common stock and serves as an indicator of a company’s profitability.

Price to Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings.  Upside to historical median P/E and downside to historical median P/E are terms used to describe the adviser’s estimated reward and risk of an individual security.

Price to Book Ratio is the ratio of market value of a company’s shares over its book value of equity.

Earnings Growth is the percentage change in a firm’s earnings per share (EPS) over a specific period of time.

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Business Sentiment Diffusion Index is a statistical measure that is meant to provide insight into current and future business conditions and concerns.

Value Line is an independent investment research and financial publishing firm.

Moody’s is a business and financial services company.

The information provided herein represents the opinion of the Funds’ manager, is subject to change at any time, is not guaranteed and should not be considered investment advice.

The Funds’ holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Must be preceded or accompanied by a prospectus.

The Scharf Funds are distributed by Quasar Distributors, LLC.

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Comparison of the change in value of a hypothetical $1,000,000 investment in the Scharf Fund – Institutional Class vs. the S&P 500® Index

Average Annual Total Return for the Periods Ended 9/30/2019:

			Since	Since
			Inception	Inception
	1 year	5 year	(12/30/11)	(1/28/15)
Scharf Fund – Institutional Class[1]	7.61%	7.32%	11.50%	—
Scharf Fund – Retail Class[2]	7.32%	—	—	6.83%
S&P 500® Index	4.25%	10.84%	14.11%	11.14%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 60 days or less. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

1  The Fund’s Institutional Class commenced operations on December 30, 2011.
2  The Fund’s Retail Class commenced operations on January 28, 2015.

SCHARF MULTI-ASSET OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $5,000,000 investment in the Scharf Multi-Asset Opportunity Fund – Institutional Class vs.
the Lipper Balanced Funds Index, the S&P 500® Index,
and the Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Return for the Periods Ended 9/30/2019:
			Since	Since
			Inception	Inception
	1 year	5 year	(12/31/12)	(1/21/16)
Scharf Multi-Asset Opportunity
Fund – Institutional Class[1]	6.89%	5.82%	8.28%	—
Scharf Multi-Asset Opportunity
Fund – Retail Class[2]	6.66%	—	—	8.04%
S&P 500® Index	4.25%	10.84%	13.85%	15.78%
Bloomberg Barclays U.S.
Aggregate Bond Index	10.30%	3.38%	2.79%	3.69%
Lipper Balanced Funds Index	4.94%	6.18%	7.67%	9.53%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance

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data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

1   The Fund’s Institutional Class commenced operations on December 31, 2012.
2   The Fund’s Retail Class commenced operations on January 21, 2016.

SCHARF GLOBAL OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $10,000 investment in the
Scharf Global Opportunity Fund vs. the MSCI World All Country Index (Net)

Average Annual Total Return for the Periods Ended 9/30/2019:
	1 year	3 year	Since Inception[1]
Scharf Global Opportunity Fund	4.92%	9.53%	9.14%
MSCI World All Country Index (Net)	1.38%	9.71%	7.75%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The MSCI World All Country Index (Net) captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries.  Net total return indexes reinvest dividends after the deduction of withholding taxes, using a tax rate appliable to non-resident institutional investors who do not benefit from double taxation treaties.

1  The Fund commenced operations on October 14, 2014.

SCHARF ALPHA OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $10,000 investment in the Scharf Alpha Opportunity Fund vs. the HFRX Equity Hedge Index,
the S&P 500® Index, and the Bloomberg Barclays U.S. Aggregate Bond Index

Cumulative Total Return for the Period Ended 9/30/2019:
	1 year	3 year	Since Inception[1]
Scharf Alpha Opportunity Fund	6.31%	2.03%	2.20%
HFRX Equity Hedge Index	-1.40%	2.70%	1.96%
Bloomberg Barclays U.S.
Aggregate Bond Index	10.30%	2.92%	3.88%
S&P 500® Index	4.25%	13.39%	12.82%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

SCHARF ALPHA OPPORTUNITY FUND

The HFRX Equity Hedge Index encompasses various equity hedge strategies, also known as long/short equity, that combine core long holdings of equities with short sales of stock, stock indices, related derivatives, or other financial instruments related to the equity markets.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

1  The Fund commenced operations on December 31, 2015.

SCHARF FUNDS

EXPENSE EXAMPLES at September 30, 2019 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. The Scharf Fund, Scharf Multi-Asset Opportunity Fund, Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund are no-load mutual funds. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund at the beginning of the period and held for the entire period (4/1/19-9/30/19).

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses, with actual net expenses being limited.  Per the operating expense limitation agreement, the actual net expenses are being limited to 0.99% and 1.24%, for the Scharf Fund Institutional Class and Retail Class, respectively, 0.98% and 1.23% for the Scharf Multi-Asset Opportunity Fund Institutional Class and Retail Class, respectively, 0.70% for the Scharf Global Opportunity Fund, and 1.00% for the Scharf Alpha Opportunity Fund.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Examples below include, but are not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transaction costs, such as sales charges (loads), redemption fees, or exchange fees.

SCHARF FUNDS

EXPENSE EXAMPLES at September 30, 2019 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
Scharf Fund	4/1/19	9/30/19	4/1/19-9/30/19	Ratio*
Institutional Class
Actual	$1,000.00	$1,067.70	$4.98	0.96%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.26	$4.86	0.96%
Retail Class
Actual	$1,000.00	$1,066.10	$6.42	1.24%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.85	$6.28	1.24%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Multi-Asset	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/19	9/30/19	4/1/19-9/30/19	Ratio*
Institutional Class
Actual	$1,000.00	$1,058.40	$5.06	0.98%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.16	$4.96	0.98%
Retail Class
Actual	$1,000.00	$1,057.20	$6.34	1.23%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.90	$6.23	1.23%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Global	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/19	9/30/19	4/1/19-9/30/19	Ratio*
Retail Class
Actual	$1,000.00	$1,057.10	$3.20	0.62%
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.96	$3.14	0.62%

SCHARF FUNDS

EXPENSE EXAMPLES at September 30, 2019 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
Scharf Alpha	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/19	9/30/19	4/1/19-9/30/19	Ratio*
Retail Class
Actual(1)	$1,000.00	$1,046.50	$8.52	1.66%
Hypothetical (5% return
before expenses)(1)	$1,000.00	$1,016.75	$8.39	1.66%

(1)	Excluding interest expense and dividends on short positions, your actual expenses would be $4.57 and your hypothetical expenses would be $4.51.
*
Expenses are equal to the Fund’s annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SCHARF FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2019 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Percentages represent market value as a percentage of total investments.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2019 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Percentages represent market value as a percentage of total investments.

SCHARF GLOBAL OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2019 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Percentages represent market value as a percentage of total investments.

SCHARF Alpha OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2019 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Percentages represent market value as a percentage of total long investments.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2019

Shares	COMMON STOCKS – 87.52%	Value
	Banks – 1.66%
121,721	Wells Fargo & Co.	$6,139,607

	Beverages – 3.70%
126,783	Heineken N.V. (b)	13,702,685

	Chemicals – 2.28%
15,368	Sherwin-Williams Co.	8,450,402

	Communications Equipment – 1.74%
37,889	Motorola Solutions, Inc.	6,456,665

	Diversified Financial Services – 4.61%
82,237	Berkshire Hathaway, Inc. – Class B (a)	17,106,941

	Diversified Telecommunication Services – 1.92%
187,899	AT&T, Inc.	7,110,098

	Food & Staples Retailing – 3.42%
200,933	CVS Health Corp.	12,672,844

	Health Care Providers & Services – 3.71%
100,547	McKesson Corp.	13,740,753

	Health Care Technology – 1.60%
86,808	Cerner Corp.	5,917,701

	Hotels, Restaurants & Leisure – 1.94%
279,905	Compass Group plc (b)	7,203,172

	Insurance – 4.60%
88,107	Aon plc	17,054,872

	Interactive Media & Services – 2.49%
7,583	Alphabet, Inc. – Class C (a)	9,243,677

	Internet & Direct Marketing Retail – 4.26%
8,049	Booking Holdings, Inc. (a)	15,797,048

	Internet Media – 0.92%
33,219	Baidu, Inc. – ADR (a)	3,413,584

	IT Services – 3.71%
228,024	Cognizant Technology Solutions Corp. – Class A	13,741,866

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Shares	COMMON STOCKS – 87.52%, Continued	Value
	Media – 6.78%
354,216	Comcast Corp. – Class A	$15,968,057
87,612	Liberty Broadband Corp. (a)	9,170,348
		25,138,405
	Multiline Retail – 2.96%
96,210	Dollar Tree, Inc. (a)	10,983,334

	Pharmaceutical Preparation
	and Manufacturing – 3.68%
105,304	Johnson & Johnson	13,624,232

	Pharmaceuticals – 11.30%
85,290	Allergan plc	14,353,454
133,195	Novartis AG – ADR	11,574,645
54,900	Roche Holdings AG (b)	15,976,860
		41,904,959
	Road & Rail – 4.30%
119,963	Kansas City Southern	15,956,279

	Software – 10.34%
174,483	Microsoft Corp.	24,258,372
256,107	Oracle Corp.	14,093,568
		38,351,940
	Specialty Retail – 3.57%
79,938	Advance Auto Parts, Inc.	13,221,745

	Trading Companies & Distributors – 2.03%
44,590	Watsco, Inc.	7,543,736
	TOTAL COMMON STOCKS
	(Cost $256,183,733)	324,476,545

	PREFERRED STOCK – 2.24%
	Semiconductors &
	Semiconductor Equipment – 2.24%
251,560	Samsung Electronics Co., Ltd., 3.57% (b)	8,307,169
	TOTAL PREFERRED STOCK
	(Cost $4,082,982)	8,307,169

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Shares	SHORT-TERM INVESTMENTS – 10.25%	Value
	Money Market Fund – 2.36%
8,746,491	First American Treasury Obligations
	Fund, Class Z, 1.85% (c)	$8,746,491
	TOTAL MONEY MARKET FUND
	(Cost $8,746,491)	8,746,491

Principal
Amount
	U.S. Treasury Bills – 7.89%
$11,355,000	1.76%, 10/10/2019 (d)	11,349,997
18,000,000	1.78%, 1/16/2020 (d)	17,904,538
	TOTAL U.S. TREASURY BILLS
	(Cost $29,252,892)	29,254,535
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $37,999,383)	38,001,026
	Total Investments in Securities
	(Cost $298,266,098) – 100.01%	370,784,740
	Liabilities in Excess of Other Assets – (0.01)%	(47,104)
	TOTAL NET ASSETS – 100.00%	$370,737,636

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of September 30, 2019.
(d)	Rate shown is the discount rate at September 30, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2019

Shares	COMMON STOCKS – 62.63%	Value
	Banks – 1.14%
11,205	Wells Fargo & Co.	$565,180

	Beverages – 2.39%
10,990	Heineken N.V. (b)	1,187,797

	Chemicals – 1.59%
1,434	Sherwin-Williams Co.	788,514

	Communications Equipment – 1.18%
3,436	Motorola Solutions, Inc.	585,529

	Diversified Financial Services – 3.23%
7,734	Berkshire Hathaway, Inc. – Class B (a)	1,608,827

	Diversified Telecommunication Services – 1.39%
18,300	AT&T, Inc.	692,472

	Food & Staples Retailing – 2.30%
18,131	CVS Health Corp.	1,143,522

	Health Care Providers & Services – 2.61%
9,487	McKesson Corp.	1,296,493

	Health Care Technology – 1.06%
7,763	Cerner Corp.	529,204

	Hotels, Restaurants & Leisure – 2.59%
23,495	Compass Group plc (b)	604,628
218,950	Domino’s Pizza Group plc (b)	686,213
		1,290,841
	Insurance – 3.16%
8,119	Aon plc	1,571,595

	Interactive Media & Services – 1.79%
729	Alphabet, Inc. – Class C (a)	888,651

	Internet & Direct Marketing Retail – 2.94%
746	Booking Holdings, Inc. (a)	1,464,107

	Internet Media – 0.72%
3,475	Baidu, Inc. – ADR (a)	357,091

	IT Services – 2.72%
22,477	Cognizant Technology Solutions Corp. – Class A	1,354,576

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Shares	COMMON STOCKS – 62.63%, Continued	Value
	Media – 4.77%
33,470	Comcast Corp. – Class A	$1,508,828
8,262	Liberty Broadband Corp. (a)	864,783
		2,373,611
	Multiline Retail – 2.11%
9,205	Dollar Tree, Inc. (a)	1,050,843

	Pharmaceutical Preparation
	and Manufacturing – 2.70%
10,380	Johnson & Johnson	1,342,964

	Pharmaceuticals – 7.76%
7,831	Allergan plc	1,317,879
12,721	Novartis AG – ADR	1,105,455
4,930	Roche Holdings AG (b)	1,434,716
		3,858,050
	Road & Rail – 3.00%
11,210	Kansas City Southern	1,491,042

	Software – 7.49%
17,031	Microsoft Corp.	2,367,820
24,684	Oracle Corp.	1,358,361
		3,726,181
	Specialty Retail – 2.52%
7,582	Advance Auto Parts, Inc.	1,254,063

	Trading Companies & Distributors – 1.47%
4,330	Watsco, Inc.	732,549
	TOTAL COMMON STOCKS
	(Cost $24,189,420)	31,153,702

	PREFERRED STOCKS – 6.30%
	Closed-End Fund – 4.36%
42,653	GDL Fund – Series C, 4.00%	2,166,772

	Semiconductors &
	Semiconductor Equipment – 1.94%
29,250	Samsung Electronics Co., Ltd., 3.57% (b)	965,912
	TOTAL PREFERRED STOCKS
	(Cost $2,599,534)	3,132,684

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Shares	EXCHANGE-TRADED FUND – 1.58%	Value
5,675	SPDR Gold Shares (a)	$788,087
	TOTAL EXCHANGE-TRADED FUND
	(Cost $687,809)	788,087

Principal
Amount	CORPORATE BONDS – 8.34%
	Beverages – 0.18%
	Coca-Cola European Partners US LLC
$85,000	4.50%, 9/1/2021	87,690

	Computer and Electronic
	Product Manufacturing – 0.20%
	Digital Equipment Corp.
89,000	7.75%, 4/1/2023	100,003

	Food & Staples Retailing – 0.17%
	Walgreens Boots Alliance, Inc.
82,000	2.70%, 11/18/2019	82,012

	Internet & Direct Marketing Retail – 0.25%
	eBay, Inc.
125,000	2.875%, 8/1/2021	126,372

	Media – 0.02%
	Viacom, Inc.
11,000	2.75%, 12/15/2019	11,001

	Petroleum and Coal
	Products Manufacturing – 3.29%
	Murphy Oil USA, Inc.
1,022,000	6.00%, 8/15/2023	1,047,090
557,000	5.625%, 5/1/2027	590,420
		1,637,510
	Road & Rail – 0.16%
	Burlington Northern Santa Fe LLC
75,000	3.05%, 9/1/2022	77,121

	Securities and Commodity Contracts
	Intermediation and Brokerage – 3.88%
	Goldman Sachs Group, Inc.
2,281,000	4.00%, (3 month LIBOR + 0.7675%), 6/1/2043 (c)	1,928,859

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Principal
Amount	CORPORATE BONDS – 8.34%, Continued	Value
	Specialty Retail – 0.19%
	L Brands, Inc.
$90,000	6.625%, 4/1/2021	$95,400
	TOTAL CORPORATE BONDS
	(Cost $3,827,365)	4,145,968

	MUNICIPAL BONDS – 8.17%
	California Health Facilities Financing Authority,
	Revenue Bonds, Chinese Hospital Association
10,000	3.00%, 6/1/2024, Series 2012	10,470
	California Health Facilities Financing Authority,
	Revenue Bonds, Persons with
	Developmental Disabilities
80,000	7.11%, 2/1/2021, Series 2011B	83,175
145,000	7.875%, 2/1/2026, Series 2011B	155,294
	California State, General Obligation,
	Highway Safety, Traffic Reduction,
	Air Quality and Port Security Bonds
90,000	6.509%, 4/1/2039, Series 2009B	97,471
	California State, General Obligation, Various Purpose
125,000	6.20%, 10/1/2019	125,000
405,000	5.60%, 11/1/2020	421,313
745,000	6.65%, 3/1/2022, Series 2010	812,624
980,000	7.95%, 3/1/2036, Series 2010	1,003,393
	City of New York, General Obligation,
	Build America Bonds
75,000	5.887%, 12/1/2024	88,329
35,000	5.424%, 3/1/2025	40,551
	Commonwealth of Massachusetts,
	Build America Bonds
205,000	4.20%, 12/1/2021	212,001
	San Francisco Bay Area Toll Authority,
	Revenue Bonds
100,000	2.025%, 4/1/2020	100,040
100,000	2.075%, 4/1/2021	100,124
100,000	2.128%, 4/1/2022	100,220
100,000	2.234%, 4/1/2023	100,327

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Principal
Amount	MUNICIPAL BONDS – 8.17%, Continued	Value
	State of California, Build America Bonds
$35,000	5.70%, 11/1/2021	$37,724
15,000	4.988%, 4/1/2039	16,489
	State of Connecticut, Build America Bonds
100,000	4.807%, 4/1/2022	101,353
240,000	5.20%, 12/1/2022	261,300
25,000	5.30%, 12/1/2023	27,951
10,000	5.027%, 4/1/2024	10,142
	State of Georgia, Economic Development Bonds
10,000	3.24%, 10/1/2020	10,144
	State of Georgia, School Construction Bonds
15,000	4.35%, 2/1/2029	16,182
	State of Illinois, Build America Bonds
20,000	5.727%, 4/1/2020	20,310
	State of Maryland, Build America Bonds
10,000	4.10%, 3/1/2020	10,097
20,000	4.20%, 3/1/2021	20,658
5,000	4.55%, 8/15/2024	5,011
	State of Michigan, General Obligation,
	School Loan and Refunding Bonds
40,000	6.95%, 11/1/2020, Series 2009A	42,222
	State of Ohio, Build America Bonds
35,000	4.621%, 4/1/2020	35,461
	TOTAL MUNICIPAL BONDS
	(Cost $4,206,582)	4,065,376

	U.S. TREASURY INFLATION INDEXED NOTE – 2.11%
1,059,455	0.125%, 4/15/2020	1,050,757
	TOTAL U.S. TREASURY INFLATION
	INDEXED NOTE (Cost $1,051,855)	1,050,757

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Principal
Amount	U.S. TREASURY NOTE – 2.50%	Value
$1,245,000	1.50%, 11/30/2019	$1,243,881
	TOTAL U.S. TREASURY NOTE
	(Cost $1,244,446)	1,243,881

	OTHER SECURITIES – 1.99%
	Independent Power and Renewable
	Electricity Producers – 1.99%
38,766	Tennessee Valley Authority,
	Series D, PAARS, Power Bond	987,370
	3.55%, (reset annually @ CMT 30 year index average
	+ 94 bps if lower than current rate), 6/1/2018 (c)
	TOTAL OTHER SECURITIES
	(Cost $996,247)	987,370

Shares	SHORT-TERM INVESTMENTS – 5.37%
	Money Market Fund – 1.76%
873,310	First American Treasury Obligations
	Fund, Class Z, 1.85% (d)	873,310
	TOTAL MONEY MARKET FUND
	(Cost $873,310)	873,310

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Principal
Amount	SHORT-TERM INVESTMENTS – 5.37%, Continued	Value
	U.S. Treasury Bills – 3.61%
$900,000	1.76%, 10/10/2019 (e)	$899,603
900,000	1.81%, 1/2/2020 (e)	895,802
	TOTAL U.S. TREASURY BILLS
	(Cost $1,794,113)	1,795,405
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,667,423)	2,668,715
	Total Investments in Securities
	(Cost $41,470,681) – 98.99%	49,236,540
	Other Assets in Excess of Liabilities – 1.01%	502,637
	TOTAL NET ASSETS – 100.00%	$49,739,177

ADR	American Depository Receipt
CMT	Constant Maturity
LIBOR	London Interbank Offered Rate
PARRS	Putable Automatic Rate Reset Security
(a)	Non-income producing security.
(b)	Foreign issuer.
(c)	Variable rate security. Rate shown reflects the rate in effect as of September 30, 2019.
(d)	Rate shown is the 7-day annualized yield as of September 30, 2019.
(e)	Rate shown in the discount rate at September 30, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2019

Shares	COMMON STOCKS – 89.63%	Value
	Auto Components – 0.28%
10,108	Nexen Corp. (b)	$49,604

	Automobiles – 0.44%
2,800	Subaru Corp. (b)	78,724

	Beverages – 3.34%
5,484	Heineken N.V. (b)	592,710

	Chemicals – 1.78%
576	Sherwin-Williams Co.	316,725

	Diversified Financial Services – 4.55%
3,886	Berkshire Hathaway, Inc. – Class B (a)	808,366

	Food & Staples Retailing – 6.35%
17,887	CVS Health Corp.	1,128,133

	Health Care Providers & Services – 3.88%
5,043	McKesson Corp.	689,176

	Hotels, Restaurants & Leisure – 7.49%
12,810	Compass Group plc (b)	329,657
319,200	Domino’s Pizza Group plc (b)	1,000,407
		1,330,064
	Household Durables – 4.09%
12,272	Sony Corp. – ADR	725,643

	Insurance – 3.90%
37,395	AIA Group Ltd. (b)	353,305
1,752	Aon plc	339,135
		692,440
	Interactive Media & Services – 1.86%
7,934	Tencent Holdings Ltd. – ADR	330,292

	Internet & Direct Marketing Retail – 4.15%
376	Booking Holdings, Inc. (a)	737,941

	Internet Media – 2.22%
3,842	Baidu, Inc. – ADR (a)	394,804

	IT Services – 3.85%
11,355	Cognizant Technology Solutions Corp. – Class A	684,309

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Shares	COMMON STOCKS – 89.63%, Continued	Value
	Media – 6.08%
16,541	Comcast Corp. – Class A	$745,668
34,174	Grupo Televisa S.A.B. – ADR	334,222
		1,079,890
	Pharmaceutical Preparation
	and Manufacturing – 3.91%
5,365	Johnson & Johnson	694,124

	Pharmaceuticals – 12.49%
4,605	Allergan plc	774,975
8,143	Novartis AG – ADR	707,627
20,170	Roche Holdings AG (b)	735,197
		2,217,799
	Road & Rail – 4.40%
5,872	Kansas City Southern	781,035

	Software – 8.15%
5,239	Microsoft Corp.	728,378
13,080	Oracle Corp.	719,792
		1,448,170
	Specialty Retail – 4.32%
4,643	Advance Auto Parts, Inc.	767,952

	Trading Companies & Distributors – 2.10%
2,200	Watsco, Inc.	372,196
	TOTAL COMMON STOCKS
	(Cost $13,881,877)	15,920,097

	PREFERRED STOCKS – 7.63%
	Auto Components – 0.55%
14,157	Nexen Corp., 2.21% (b)	42,608
19,025	Nexen Tire Corp., 2.97% (b)	56,225
		98,833
	Capital Markets – 0.37%
1,800	Korea Investment Holdings Co., Ltd., 4.27% (b)	65,761

	Containers & Packaging – 0.06%
5,450	NPC, 4.33% (b)	10,525

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Shares	PREFERRED STOCKS – 7.63%, Continued	Value
	Personal Products – 0.46%
1,870	AMOREPACIFIC Group, 1.25% (b)	$39,474
65	LG Household & Health Care Ltd., 1.23% (b)	41,897
		81,371
	Semiconductors &
	Semiconductor Equipment – 6.19%
33,295	Samsung Electronics Co., Ltd., 3.57% (b)	1,099,488
	TOTAL PREFERRED STOCKS
	(Cost $973,349)	1,355,978

	MONEY MARKET FUND – 3.85%
684,663	First American Treasury Obligations Fund,
	Class Z, 1.85% (c)	684,663
	TOTAL MONEY MARKET FUND
	(Cost $684,663)	684,663
	Total Investments in Securities
	(Cost $15,539,889) – 101.11%	17,960,738
	Liabilities in Excess of Other Assets – (1.11)%	(197,848)
	TOTAL NET ASSETS – 100.00%	$17,762,890

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of September 30, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

COUNTRY ALLOCATION

Country	% of Net Assets
United States	60.7%
Switzerland	8.1%
Republic of Korea	7.9%
United Kingdom	7.5%
Japan	4.5%
China	4.1%
Netherlands	3.3%
Hong Kong	2.0%
Mexico	1.9%
100.0%

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2019

Shares	COMMON STOCKS – 98.69%	Value
	Banks – 2.79%
10,209	Wells Fargo & Co.	$514,942

	Beverages – 3.80%
6,490	Heineken N.V. (b)	701,438

	Chemicals – 2.05%
690	Sherwin-Williams Co. (d)	379,410

	Communications Equipment – 1.80%
1,945	Motorola Solutions, Inc. (d)	331,447

	Diversified Financial Services – 5.05%
4,479	Berkshire Hathaway, Inc. – Class B (a) (d)	931,722

	Diversified Telecommunication Services – 3.96%
19,300	AT&T, Inc.	730,312

	Food & Staples Retailing – 4.25%
12,436	CVS Health Corp. (d)	784,339

	Health Care Providers & Services – 4.20%
5,676	McKesson Corp. (d)	775,682

	Health Care Technology – 1.69%
4,580	Cerner Corp.	312,219

	Hotels, Restaurants & Leisure – 1.91%
13,705	Compass Group plc (b)	352,689

	Insurance – 4.51%
4,300	Aon plc (d)	832,351

	Interactive Media & Services – 2.71%
411	Alphabet, Inc. – Class C (a)	501,009

	Internet & Direct Marketing Retail – 4.43%
417	Booking Holdings, Inc. (a) (d)	818,408

	Internet Media – 1.76%
3,161	Baidu, Inc. – ADR (a)	324,824

	IT Services – 3.69%
11,311	Cognizant Technology
	Solutions Corp. – Class A (d)	681,657

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Shares	COMMON STOCKS – 98.69%, Continued	Value
	Media – 6.85%
16,643	Comcast Corp. – Class A (d)	$750,267
4,909	Liberty Broadband Corp. (a)	513,825
		1,264,092
	Multiline Retail – 2.29%
3,711	Dollar Tree, Inc. (a)	423,648

	Pharmaceutical Preparation
	and Manufacturing – 3.95%
5,634	Johnson & Johnson	728,927

	Pharmaceuticals – 14.00%
5,718	Allergan plc (d)	962,281
9,745	Novartis AG – ADR (d)	846,841
2,666	Roche Holdings AG (b)	775,853
		2,584,975
	Road & Rail – 4.83%
6,699	Kansas City Southern (d)	891,034

	Software – 11.35%
9,755	Microsoft Corp. (d)	1,356,238
13,428	Oracle Corp. (d)	738,943
		2,095,181
	Specialty Retail – 3.65%
4,071	Advance Auto Parts, Inc. (d)	673,343

	Technology Hardware,
	Storage & Peripherals – 1.14%
206	Samsung Electronics Co., Ltd. (a) (b)	209,708

	Trading Companies & Distributors – 2.03%
2,215	Watsco, Inc.	374,734
	TOTAL COMMON STOCKS
	(Cost $15,205,974)	18,218,091

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Shares	MONEY MARKET FUND – 0.56%	Value
103,254	First American Treasury Obligations Fund,
	Class Z, 1.85% (c)	$103,254
	TOTAL MONEY MARKET FUND
	(Cost $103,254)	103,254
	Total Investments in Securities
	(Cost $15,309,228) – 99.25%	18,321,345
	Other Assets in Excess of Liabilities – 0.75%	138,922
	TOTAL NET ASSETS – 100.00%	$18,460,267

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of September 30, 2019.
(d)	All or a portion of the security has been segregated for open short positions.

SCHEDULE OF SECURITIES SOLD SHORT at September 30, 2019

Shares	SECURITIES SOLD SHORT – 55.21%	Value
	Exchange-Traded Funds – 55.21%
26,655	Invesco QQQ Trust Series 1	$5,032,730
17,383	SPDR S&P 500 ETF Trust	5,158,753
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $8,844,816)	$10,191,483

ETF	Exchange-Traded Fund

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2019

		Scharf Multi-Asset
	Scharf Fund	Opportunity Fund
ASSETS
Investments in securities, at value (identified cost
$298,266,098 and $41,470,681, respectively)	$370,784,740	$49,236,540
Receivables:
Investments sold	—	530,843
Fund shares issued	434,165	—
Dividends and interest	202,014	126,608
Dividend tax reclaim	51,227	10,948
Prepaid expenses	12,849	6,784
Total assets	371,484,995	49,911,723
LIABILITIES
Payables:
Investments purchased	—	88,258
Fund shares redeemed	265,631	—
Advisory fees	271,412	23,108
Shareholder servicing fees	75,750	14,971
Administration and fund accounting fees	35,598	8,455
Audit fees	22,391	22,391
12b-1 distribution fees	45,214	3,866
Custody fees	5,640	2,192
Transfer agent fees and expenses	6,654	2,569
Shareholder reporting	14,625	829
Chief Compliance Officer fee	2,069	2,068
Legal fees	905	3,181
Trustee fees and expenses	338	186
Accrued other expenses	1,132	472
Total liabilities	747,359	172,546
NET ASSETS	$370,737,636	$49,739,177
CALCULATION OF NET ASSET VALUE PER SHARE
Institutional Shares
Net assets applicable to shares outstanding	$298,027,915	$43,865,510
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	6,449,691	1,307,480
Net asset value, offering and redemption price per share	$46.21	$33.55
Retail Shares
Net assets applicable to shares outstanding	$72,709,721	$5,873,667
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	1,582,291	175,515
Net asset value, offering and redemption price per share	$45.95	$33.47
COMPOSITION OF NET ASSETS
Paid-in capital	$272,819,926	$39,186,263
Total distributable earnings	97,917,710	10,552,914
Net assets	$370,737,636	$49,739,177

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2019

	Scharf Global	Scharf Alpha
	Opportunity Fund	Opportunity Fund
ASSETS
Investments in securities, at value (identified cost
$15,539,889 and $15,309,228, respectively)	$17,960,738	$18,321,345
Cash	—	7,558
Deposits at broker for short securities	—	10,397,884
Receivables:
Fund shares issued	3,749	—
Dividends and interest	30,842	7,247
Dividend tax reclaim	5,744	2,761
Due from Adviser (Note 4)	5,333	1,001
Prepaid expenses	14,251	6,481
Total assets	18,020,657	28,744,277
LIABILITIES
Securities sold short (proceeds $0
and $8,844,816, respectively)	—	10,191,483
Payables:
Dividends on short positions	—	34,291
Investments purchased	200,376	—
Fund shares redeemed	5,097	—
Audit fees	20,892	20,891
Shareholder servicing fees	9,141	7,704
12b-1 distribution fees	7,345	10,923
Administration and fund accounting fees	5,142	4,875
Legal fees	2,685	2,373
Chief Compliance Officer fee	2,069	1,669
Custody fees	2,018	1,724
Transfer agent fees and expenses	1,420	1,626
Shareholder reporting	585	623
Trustee fees and expenses	173	173
Accrued other expenses	824	5,655
Total liabilities	257,767	10,284,010
NET ASSETS	$17,762,890	$18,460,267
CALCULATION OF NET ASSET VALUE PER SHARE
Retail Shares
Net assets applicable to shares outstanding	$17,762,890	$18,460,267
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	592,395	726,038
Net asset value, offering and
redemption price per share	$29.98	$25.43
COMPOSITION OF NET ASSETS
Paid-in capital	$13,626,560	$17,016,926
Total distributable earnings	4,136,330	1,443,341
Net assets	$17,762,890	$18,460,267

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2019

		Scharf Multi-Asset
	Scharf Fund	Opportunity Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance
fees of $140,018 and $13,675, respectively)	$4,849,217	$579,439
Interest	948,196	542,848
Total income	5,797,413	1,122,287
Expenses
Advisory fees (Note 4)	3,435,406	514,542
Shareholder servicing fees – Institutional Class (Note 6)	221,992	45,842
Shareholder servicing fees – Retail Class (Note 6)	68,869	6,132
Administration and fund accounting fees (Note 4)	179,883	56,324
12b-1 distribution fees – Retail Class (Note 5)	172,174	15,331
Transfer agent fees and expenses (Note 4)	43,277	17,629
Registration fees	40,230	32,322
Custody fees (Note 4)	34,878	11,762
Reports to shareholders	24,209	2,924
Audit fees	22,405	22,404
Trustee fees and expenses	19,342	15,458
Miscellaneous expenses	12,288	6,957
Chief Compliance Officer fee (Note 4)	9,569	9,568
Insurance expense	6,782	2,110
Legal fees	6,349	9,288
Total expenses	4,297,653	768,593
Less: advisory fee waiver (Note 4)	(399,212)	(243,918)
Net expenses	3,898,441	524,675
Net investment income	1,898,972	597,612
REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain/(loss) on:
Investments	33,775,602	3,216,027
Foreign currency	(11,255)	(1,448)
Net change in unrealized depreciation on:
Investments	(8,852,369)	(400,752)
Foreign currency	(774)	(121)
Net realized and unrealized gain on
investments and foreign currency	24,911,204	2,813,706
Net Increase in Net Assets
Resulting from Operations	$26,810,176	$3,411,318

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2019

	Scharf Global	Scharf Alpha
	Opportunity Fund	Opportunity Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance
fees of $19,519 and $7,148, respectively)	$321,452	$266,282
Interest	18,364	116,724
Total income	339,816	383,006
Expenses
Advisory fees (Note 4)	204,753	192,485
Administration and fund accounting fees (Note 4)	35,475	34,799
12b-1 distribution fees – Retail Class (Note 5)	31,887	29,165
Registration fees	22,735	23,887
Audit fees	20,904	20,904
Shareholder servicing fees – Retail Class (Note 6)	18,614	17,499
Trustee fees and expenses	15,406	15,136
Custody fees (Note 4)	13,703	11,559
Chief Compliance Officer fee (Note 4)	9,569	9,168
Transfer agent fees and expenses (Note 4)	9,463	10,512
Legal fees	9,390	9,096
Miscellaneous expenses	7,943	12,826
Reports to shareholders	2,480	2,442
Insurance expense	1,817	1,754
Interest expense (Note 7)	422	132
Total expenses before dividends
on short positions	404,561	391,364
Dividends on short positions	—	149,558
Total expenses before advisory fee waiver
and expense reimbursement	404,561	540,922
Less: advisory fee waiver and
expense reimbursement (Note 4)	(282,233)	(218,755)
Net expenses	122,328	322,167
Net investment income	217,488	60,839
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS, FOREIGN CURRENCY
AND SECURITIES SOLD SHORT
Net realized gain/(loss) on:
Investments	1,666,106	1,460,590
Foreign currency	(2,027)	10
Securities sold short	—	(973,876)
Net change in unrealized appreciation/(depreciation) on:
Investments	(1,662,539)	(7,313)
Foreign currency	165	(3)
Securities sold short	—	603,618
Net realized and unrealized gain on investments,
foreign currency and securities sold short	1,705	1,083,026
Net Increase in Net Assets
Resulting from Operations	$219,193	$1,143,865

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,898,972	$2,762,190
Net realized gain/(loss) from:
Investments	33,775,602	37,326,161
Foreign currency	(11,255)	4,956
Net change in unrealized depreciation on:
Investments	(8,852,369)	(1,872,835)
Foreign currency	(774)	(297)
Net increase in net assets resulting from operations	26,810,176	38,220,175
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Institutional Class shares	(28,255,080)	(13,115,918)
Net dividends and distributions to shareholders –
Retail Class shares	(5,377,670)	(2,185,843)
Total distributions to shareholders	(33,632,750)	(15,301,761)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(43,009,473)	(179,275,337)
Total decrease in net assets	(49,832,047)	(156,356,923)
NET ASSETS
Beginning of year	420,569,683	576,926,606
End of year	$370,737,636	$420,569,683

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Institutional Class
	Year Ended		Year Ended
	September 30, 2019		September 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,113,298	$47,530,698	918,803	$40,683,762
Shares issued on
reinvestments of distributions	651,632	28,129,135	294,773	13,070,222
Shares redeemed*	(2,811,686)	(121,321,264)	(4,791,034)	(210,561,075)
Net decrease	(1,046,756)	$(45,661,431)	(3,577,458)	$(156,807,091)
* Net of redemption fees of		$5,295		$3,164

Retail Class
	Year Ended		Year Ended
	September 30, 2019		September 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	364,282	$15,090,609	94,182	$4,196,546
Shares issued on
reinvestments of distributions	124,893	5,376,209	49,331	2,179,918
Shares redeemed*	(422,279)	(17,814,860)	(653,191)	(28,844,711)
Net increase/(decrease)	66,896	$2,651,958	(509,678)	$(22,468,247)
* Net of redemption fees of		$1,893		$65

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$597,612	$610,400
Net realized gain/(loss) from:
Investments	3,216,027	2,911,525
Foreign currency	(1,448)	(1,987)
Net change in unrealized appreciation/(depreciation) on:
Investments	(400,752)	(53,551)
Foreign currency	(121)	273
Net increase in net assets resulting from operations	3,411,318	3,466,660
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Institutional Class	(2,944,104)	(1,184,539)
Net dividends and distributions to shareholders –
Retail Class	(411,268)	(164,551)
Total distributions to shareholders	(3,355,372)	(1,349,090)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(4,043,336)	(17,449,572)
Total decrease in net assets	(3,987,390)	(15,332,002)
NET ASSETS
Beginning of year	53,726,567	69,058,569
End of year	$49,739,177	$53,726,567

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Institutional Class
	Year Ended		Year Ended
	September 30, 2019		September 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	140,340	$4,376,973	152,690	$4,967,643
Shares issued on
reinvestments of distributions	97,356	2,943,076	36,628	1,184,198
Shares redeemed	(311,157)	(9,972,288)	(669,433)	(21,676,720)
Net decrease	(73,461)	$(2,652,239)	(480,115)	$(15,524,879)

Retail Class
	Year Ended		Year Ended
	September 30, 2019		September 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	21,463	$694,067	26,301	$849,386
Shares issued on
reinvestments of distributions	13,613	411,268	5,099	164,551
Shares redeemed	(79,671)	(2,496,432)	(91,087)	(2,938,630)
Net decrease	(44,595)	$(1,391,097)	(59,687)	$(1,924,693)

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$217,488	$281,568
Net realized gain/(loss) from:
Investments	1,666,106	2,412,864
Foreign currency	(2,027)	(1,216)
Purchased options	—	(89,226)
Net change in unrealized appreciation/(depreciation) on:
Investments	(1,662,539)	499,805
Foreign currency	165	(238)
Purchased options	—	17,780
Net increase in net assets
resulting from operations	219,193	3,121,337
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(2,215,779)	(1,811,431)
Total distributions to shareholders	(2,215,779)	(1,811,431)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(8,593,115)	(3,264,460)
Total decrease in net assets	(10,589,701)	(1,954,554)
NET ASSETS
Beginning of year	28,352,591	30,307,145
End of year	$17,762,890	$28,352,591

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2019		September 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	38,774	$1,128,226	162,303	$4,782,771
Shares issued on
reinvestments of distributions	82,036	2,215,780	61,634	1,811,431
Shares redeemed*	(434,137)	(11,937,121)	(336,697)	(9,858,662)
Net decrease	(313,327)	$(8,593,115)	(112,760)	$(3,264,460)
* Net of redemption fees of		$—		$4

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$60,839	$(18,359)
Net realized gain/(loss) from:
Investments	1,460,590	1,726,775
Foreign currency	10	(26)
Securities sold short	(973,876)	(2,399,251)
Net change in unrealized appreciation/(depreciation) on:
Investments	(7,313)	428,206
Foreign currency	(3)	(4)
Securities sold short	603,618	391,800
Net increase in net assets
resulting from operations	1,143,865	129,141
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	—	(463,472)
Total distributions to shareholders	—	(463,472)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(3,677,674)	(3,800,988)
Total decrease in net assets	(2,533,809)	(4,135,319)
NET ASSETS
Beginning of year	20,994,076	25,129,395
End of year	$18,460,267	$20,994,076

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2019		September 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	59,820	$1,449,489	112,877	$2,660,266
Shares issued on
reinvestments of distributions	—	—	16,096	382,590
Shares redeemed	(211,460)	(5,127,163)	(289,635)	(6,843,844)
Net decrease*	(151,640)	$(3,677,674)	(160,662)	$(3,800,988)
* Net of redemption fees of		$172		$52

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

STATEMENT OF CASH FLOWS For the Year Ended September 30, 2019

Increase/(decrease) in cash —

Cash flows from operating activities:
Net increase in net assets from operations	$1,143,865
Adjustments to reconcile net increase/(decrease) in
net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(10,297,779)
Proceeds for sales of investment securities	13,566,300
Proceeds on securities sold short	2,989,843
Closed short sale transactions	(4,975,055)
Proceeds for short-term investments, net	146,445
Decrease in dividends and interest receivable	762
Decrease in due from Adviser	430
Decrease in prepaid expenses and other assets	4,198
Decrease in payable for dividends on short positions	(13,296)
Decrease in accrued administration fees	(3,707)
Decrease in 12b-1 distribution and service fees	(2,696)
Increase in compliance fees	169
Decrease in custody fees	(399)
Decrease in transfer agent fees and expenses	(630)
Increase in other accrued expenses	7,641
Unrealized depreciation on securities	(605,319)
Net realized gain on investments	(477,699)
Proceeds received through merger	749,070
Net cash provided by operating activities	2,232,143

Cash flows from financing activities:
Proceeds from shares sold	1,449,489
Payment on shares redeemed	(5,136,833)
Net cash used in financing activities	(3,687,344)

Net decrease in cash	(1,445,201)

Cash and deposits held at broker:
Beginning balance	11,860,643
Ending balance	$10,405,442

Supplemental information:
Non-cash financing activities not included herein consists of dividend
reinvestment of dividends and distributions	$—
Cash paid for interest	$132

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value,
beginning of year	$46.72	$44.08	$40.47	$38.24	$39.00

Income from investment operations:
Net investment income^	0.23	0.26	0.09	0.06	0.03
Net realized and unrealized
gain on investments
and foreign currency	2.99	3.61	3.59	3.53	0.60
Total from investment operations	3.22	3.87	3.68	3.59	0.63

Less distributions:
From net investment income	(0.39)	(0.08)	(0.07)	(0.02)	(0.03)
From net realized
gain on investments	(3.34)	(1.15)	—	(1.34)	(1.36)
Total distributions	(3.73)	(1.23)	(0.07)	(1.36)	(1.39)
Paid-in capital from
redemption fees^#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$46.21	$46.72	$44.08	$40.47	$38.24

Total return	7.61%	8.93%	9.10%	9.52%	1.62%

Ratios/supplemental data:
Net assets, end of year (thousands)	$298,028	$350,205	$488,084	$508,930	$377,974
Ratio of expenses to
average net assets:
Before fee waivers	1.06%	1.08%	1.20%	1.19%	1.26%
After fee waivers	0.96%	0.96%	1.07%	1.05%	1.13%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers	0.44%	0.47%	0.09%	0.02%	(0.05)%
After fee waivers	0.54%	0.59%	0.22%	0.16%	0.08%
Portfolio turnover rate	47.87%	39.71%	21.63%	30.58%	33.85%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class
					January 28,
					2015*
					to
	Year Ended September 30,				September 30,
	2019	2018	2017	2016	2015
Net asset value,
beginning of period	$46.43	$43.87	$40.32	$38.21	$38.85

Income from
investment operations:
Net investment income/(loss)^	0.11	0.12	(0.02)	(0.05)	(0.02)
Net realized and unrealized
gain/(loss) on investments
and foreign currency	2.98	3.59	3.57	3.52	(0.62)
Total from investment operations	3.09	3.71	3.55	3.47	(0.64)

Less distributions:
From net investment income	(0.23)	—	—	(0.02)	—
From net realized
gain on investments	(3.34)	(1.15)	—	(1.34)	—
Total distributions	(3.57)	(1.15)	—	(1.36)	—
Paid-in capital from
redemption fees^#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$45.95	$46.43	$43.87	$40.32	$38.21

Total return	7.32%	8.58%	8.80%	9.20%	(1.65	)%‡

Ratios/supplemental data:
Net assets, end of
period (thousands)	$72,710	$70,365	$88,843	$98,293	$41,551
Ratio of expenses to
average net assets:
Before fee waivers	1.34%	1.39%	1.47%	1.47%	1.53	%†
After fee waivers	1.24%	1.27%	1.34%	1.34%	1.34	%†
Ratio of net investment income/
(loss) to average net assets:
Before fee waivers	0.16%	0.16%	(0.17)%	(0.25)%	(0.27	)%†
After fee waivers	0.26%	0.28%	(0.04)%	(0.12)%	(0.08	)%†
Portfolio turnover rate	47.87%	39.71%	21.63%	30.58%	33.85	%‡**

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.
**	Portfolio turnover calculated for the year ended September 30, 2015.

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value,
beginning of year	$33.58	$32.27	$30.60	$29.60	$30.46

Income from investment operations:
Net investment income^	0.38	0.34	0.15	0.14	0.08
Net realized and unrealized
gain on investments
and foreign currency	1.70	1.67	1.94	2.08	0.34
Total from investment operations	2.08	2.01	2.09	2.22	0.42

Less distributions:
From net investment income	(0.49)	(0.07)	(0.20)	(0.07)	(0.10)
From net realized
gain on investments	(1.62)	(0.63)	(0.22)	(1.15)	(1.18)
Total distributions	(2.11)	(0.70)	(0.42)	(1.22)	(1.28)
Paid-in capital from
redemption fees	—	—	0.00 ^#	0.00 ^#	0.00 ^#
Net asset value, end of year	$33.55	$33.58	$32.27	$30.60	$29.60

Total return	6.89%	6.32%	6.94%	7.68%	1.38%

Ratios/supplemental data:
Net assets, end of year (thousands)	$43,865	$46,366	$60,061	$53,485	$47,064
Ratio of expenses to
average net assets:
Before fee waivers	1.45%	1.44%	1.47%	1.47%	1.45%
After fee waivers	0.98%	0.97%	1.02%	1.08%	1.20%
Ratio of net investment income
to average net assets:
Before fee waivers	0.71%	0.59%	0.04%	0.08%	0.00%
After fee waivers	1.18%	1.06%	0.49%	0.47%	0.25%
Portfolio turnover rate	45.52%	36.29%	30.04%	34.43%	39.09%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class
				January 21,
				2016*
				to
	Year Ended September 30,			September 30,
	2019	2018	2017	2016
Net asset value, beginning of period	$33.44	$32.16	$30.54	$27.68

Income from investment operations:
Net investment income^	0.29	0.26	0.07	0.05
Net realized and unrealized gain on
investments and foreign currency	1.72	1.65	1.94	2.81
Total from investment operations	2.01	1.91	2.01	2.86

Less distributions:
From net investment income	(0.36)	0.00	(0.17)	—
From net realized gain on investments	(1.62)	(0.63)	(0.22)	—
Total distributions	(1.98)	(0.63)	(0.39)	—
Net asset value, end of period	$33.47	$33.44	$32.16	$30.54

Total return	6.66%	6.00%	6.68%	10.33	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$5,874	$7,361	$8,998	$6,990
Ratio of expenses to average net assets:
Before fee waivers	1.70%	1.70%	1.73%	1.75	%†
After fee waivers	1.23%	1.23%	1.28%	1.30	%†
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers	0.45%	0.33%	(0.21)%	(0.23	)%†
After fee waivers	0.92%	0.80%	0.24%	0.22	%†
Portfolio turnover rate	45.52%	36.29%	30.04%	34.43	%‡**

*	Commencement of operations.
^	Based on average shares outstanding.
**	Portfolio turnover calculated for the year ended September 30, 2016.
†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class
					October 14,
					2014*
					to
	Year Ended September 30,				September 30,
	2019	2018	2017	2016	2015
Net asset value,
beginning of period	$31.30	$29.76	$26.89	$24.87	$24.00

Income from
investment operations:
Net investment income	0.37	0.31	0.18 ^	0.16	0.19
Net realized and unrealized
gain on investments
and foreign currency	0.90	3.05	3.03	3.06	0.71
Total from investment operations	1.27	3.36	3.21	3.22	0.90

Less distributions:
From net investment income	(0.28)	(0.21)	(0.14)	(0.20)	(0.03)
From net realized
gain on investments	(2.31)	(1.61)	(0.20)	(1.00)	—
Total distributions	(2.59)	(1.82)	(0.34)	(1.20)	(0.03)
Paid-in capital from
redemption fees	—	0.00 ^#	0.00 ^#	—	—
Net asset value, end of period	$29.98	$31.30	$29.76	$26.89	$24.87

Total return	4.92%	11.72%	12.10%	13.21%	3.75	%‡

Ratios/supplemental data:
Net assets, end of
period (thousands)	$17,763	$28,353	$30,307	$27,444	$18,348
Ratio of expenses to
average net assets:
Before fee waivers and
expense reimbursement	1.96%	1.72%	1.90%	1.97%	2.36	%†
After fee waivers and
expense reimbursement	0.59%	0.52%	0.65%	0.55%	0.50	%†
Ratio of net investment income/
(loss) to average net assets:
Before fee waivers and
expense reimbursement	(0.31)%	(0.26)%	(0.60)%	(0.74)%	(1.01	)%†
After fee waivers and
expense reimbursement	1.06%	0.94%	0.65%	0.68%	0.85	%†
Portfolio turnover rate	73.90%	65.99%	75.78%	52.75%	60.44	%‡**

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
**	Portfolio turnover calculated for the period ended September 30, 2015.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class
				December 31,
				2015*
				to
	Year Ended September 30,			September 30,
	2019	2018	2017	2016
Net asset value, beginning of period	$23.92	$24.20	$24.52	$24.00

Income from investment operations:
Net investment income/(loss)	0.09	(0.04)	(0.19)	(0.21	)^
Net realized and unrealized gain/(loss)
on investments, foreign currency
and securities sold short	1.42	0.23	(0.03)	0.73
Total from investment operations	1.51	0.19	(0.22)	0.52

Less distributions:
From net realized gain on investments	—	(0.47)	(0.10)	—
Paid-in capital from redemption fees	—	0.00 ^#	—	—
Net asset value, end of period	$25.43	$23.92	$24.20	$24.52

Total return	6.31%	0.79%	(0.89)%	2.17	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$18,460	$20,994	$25,129	$25,021
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	2.78%	2.88%	3.15%	3.98	%†
After fee waivers and
expense reimbursement	1.66%	1.84%	2.14%	2.53	%†
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	(0.81)%	(1.12)%	(1.77)%	(2.62	)%†
After fee waivers and
expense reimbursement	0.31%	(0.08)%	(0.76)%	(1.17	)%†
Portfolio turnover rate	54.42%	59.57%	27.42%	25.13	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019

NOTE 1 – ORGANIZATION

The Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund (each a “Fund” and collectively, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund and the Scharf Alpha Opportunity Fund are all diversified. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The investment objective of the Scharf Fund and the Scharf Global Opportunity Fund is to seek long-term capital appreciation. The investment objective of the Scharf Multi-Asset Opportunity Fund is to seek long-term capital appreciation and income. The investment objective of the Scharf Alpha Opportunity Fund is to seek long-term capital appreciation and to provide returns above inflation while exposing investors to less volatility than typical equity investments. The Scharf Fund Institutional Class and Retail Class commenced operations on December 30, 2011 and January 28, 2015, respectively. The Scharf Multi-Asset Opportunity Fund Institutional Class and Retail Class commenced operations on December 31, 2012 and January 21, 2016, respectively.

The Scharf Global Opportunity Fund commenced operations on October 14, 2014. The initial purchase into the Fund included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable. The Fund issued 419,054 shares on October 14, 2014. The fair value and cost of securities received by the Fund was $7,814,245 and $6,536,468, respectively. In addition, the Fund received $2,243,043 of cash. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Scharf Alpha Opportunity Fund commenced operations on December 31, 2015. The initial purchase into the Fund included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable. The Fund issued 184,713 shares on December 31, 2015. The fair value and cost of securities received by the Fund was $3,729,932 and $3,291,912, respectively. In addition, the Fund received $703,175 of cash. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the tax positions of the Funds and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2016-2018, or expected to be taken in the Funds’ 2019 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specified cost.  Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2019, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Distributable	Paid-in
	Earnings	Capital
Scharf Fund	$(4,450,143)	$4,450,143
Scharf Multi-Asset Opportunity Fund	(368,940)	368,940
Scharf Global Opportunity Fund	(517,780)	517,780
Scharf Alpha Opportunity Fund	—	—

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Scharf Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less. The Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund each charge a 2.00% redemption fee to shareholders who redeem shares held for 15 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  During the year ended September 30, 2019, the Scharf Fund and the Scharf Alpha Opportunity Fund retained $7,188 and $172, respectively, in redemption fees.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

G.
Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

H.
Leverage and Short Sales: The Scharf Alpha Opportunity Fund may use leverage in connection with its investment activities and may affect short sales of securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes. In lieu of maintaining cash or high-grade securities in a segregated account to cover the Fund’s short sale obligations, the Fund may earmark cash or high-grade securities on the Fund’s records or hold offsetting positions.

I.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Adviser and consistent with each Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The Funds did not invest in derivative instruments during the year ended September 30, 2019.

J.
New Accounting Pronouncements: In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

K.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Refer to Note 10 for more information about subsequent events.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Funds’ investments are carried at fair value. Equity securities, including common stocks, preferred stocks and exchange-traded funds that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Fixed Income Securities: Debt securities, such as corporate bonds, asset backed securities, municipal bonds, and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities will generally be classified in level 2 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded. Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

The Board of Trustees (the “Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2019:

Scharf Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$44,905,765	$—	$—	$44,905,765
Consumer Discretionary	47,205,298	—	—	47,205,298
Consumer Staples	13,702,685	—	—	13,702,685
Financials	40,301,420	—	—	40,301,420
Healthcare	87,860,490	—	—	87,860,490
Industrials	23,500,015	—	—	23,500,015
Information Technology	58,550,470	—	—	58,550,470
Materials	8,450,402	—	—	8,450,402
Total Common Stocks	324,476,545	—	—	324,476,545
Preferred Stock
Information Technology	8,307,169	—	—	8,307,169
Total Preferred Stock	8,307,169	—	—	8,307,169
U.S. Treasury Bills	—	29,254,535	—	29,254,535
Money Market Fund	8,746,491	—	—	8,746,491
Total Investments
in Securities	$341,530,205	$29,254,535	$—	$370,784,740

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

Scharf Multi-Asset Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$4,311,825	$—	$—	$4,311,825
Consumer Discretionary	5,059,854	—	—	5,059,854
Consumer Staples	1,187,797	—	—	1,187,797
Financials	3,745,602	—	—	3,745,602
Healthcare	8,170,234	—	—	8,170,234
Industrials	2,223,591	—	—	2,223,591
Information Technology	5,666,286	—	—	5,666,286
Materials	788,513	—	—	788,513
Total Common Stocks	31,153,702	—	—	31,153,702
Other Securities	987,370	—	—	987,370
Exchange-Traded Fund	788,087	—	—	788,087
Preferred Stocks
Closed-End Funds	2,166,772	—	—	2,166,772
Information Technology	965,912	—	—	965,912
Total Preferred Stocks	3,132,684	—	—	3,132,684
Fixed Income
Corporate Bonds	—	4,145,968	—	4,145,968
Municipal Bonds	—	4,065,376	—	4,065,376
Total Fixed Income	—	8,211,344	—	8,211,344
U.S. Treasury Bills	—	1,795,405	—	1,795,405
U.S. Treasury Inflation
Indexed Note	—	1,050,757	—	1,050,757
U.S. Treasury Note	—	1,243,881	—	1,243,881
Money Market Fund	873,310	—	—	873,310
Total Investments
in Securities	$36,935,153	$12,301,387	$—	$49,236,540

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

Scharf Global Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,804,986	$—	$—	$1,804,986
Consumer Discretionary	3,689,928	—	—	3,689,928
Consumer Staples	592,710	—	—	592,710
Financials	1,500,805	—	—	1,500,805
Healthcare	4,729,232	—	—	4,729,232
Industrials	1,153,231	—	—	1,153,231
Information Technology	2,132,480	—	—	2,132,480
Materials	316,725	—	—	316,725
Total Common Stocks	15,920,097	—	—	15,920,097
Preferred Stocks
Consumer Discretionary	98,833	—	—	98,833
Consumer Staples	81,371	—	—	81,371
Financials	65,761	—	—	65,761
Information Technology	1,099,488	—	—	1,099,488
Materials	10,525	—	—	10,525
Total Preferred Stocks	1,355,978	—	—	1,355,978
Money Market Fund	684,663	—	—	684,663
Total Investments
in Securities	$17,960,738	$—	$—	$17,960,738

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

Scharf Alpha Opportunity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Communication Services	$2,820,237	$—	$—	$2,820,237
Consumer Discretionary	2,268,089	—	—	2,268,089
Consumer Staples	701,438	—	—	701,438
Financials	2,279,014	—	—	2,279,014
Healthcare	5,186,142	—	—	5,186,142
Industrials	1,265,768	—	—	1,265,768
Information Technology	3,317,993	—	—	3,317,993
Materials	379,410	—	—	379,410
Total Common Stocks	18,218,091	—	—	18,218,091
Money Market Fund	103,254	—	—	103,254
Total Investments
in Securities	$18,321,345	$—	$—	$18,321,345
Liabilities:
Securities Sold Short
Exchange-Traded Funds	$10,191,483	$—	$—	$10,191,483
Total Securities Sold Short	$10,191,483	$—	$—	$10,191,483

Refer to the Funds’ schedule of investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at September 30, 2019, the end of the reporting period. There were no transfers between levels during the year ended September 30, 2019.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Scharf Investments, LLC (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by each Fund.  As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly.  The Scharf Fund pays fees calculated at an annual rate of 0.89% based upon the average daily net assets of the Fund. The Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund pay fees calculated at an annual rate of 0.99% based upon the average daily net assets of each Fund.  For the year ended September 30, 2019, the advisory fees incurred by the Funds are disclosed in the statements of operations.

The Funds are responsible for their own operating expenses. The Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses (excluding class specific expenses such as the 0.25% 12b-1 fees applied to the Retail Class and 0.10% shareholder servicing fees applied to both the Institutional Class and Retail Class, acquired fund fees and expenses, interest expense, dividends on securities sold short, taxes and extraordinary expenses, see notes 5 and 6 for class specific information) to the extent necessary to limit the Fund’s aggregate annual operating expenses as follows:

Expense Caps
Scharf Fund	0.89%
Scharf Multi-Asset Opportunity Fund	0.88%
Scharf Global Opportunity Fund	0.35%
Scharf Alpha Opportunity Fund	0.65%

Percent of average daily net assets of the Funds.

Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into the account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment: or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

the year ended September 30, 2019, the Adviser reduced its fees in the amount of $399,912, $243,918, $282,233, and $218,755, for the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund, respectively.

No amounts were recouped by the Adviser.  The expense limitation for the Funds will remain in effect through at least January 27, 2020.  The Expense Caps may be terminated only by the Board of Trustees (the “Board”) of the Trust.  The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

		Scharf Multi-Asset		Scharf Global		Scharf Alpha
		Opportunity		Opportunity		Opportunity
Scharf Fund		Fund		Fund		Fund
Year	Amount	Year	Amount	Year	Amount	Year	Amount
9/30/20	$777,429	9/30/20	$292,638	9/30/20	$355,261	9/30/20	$260,274
9/30/21	605,893	9/30/21	280,214	9/30/21	358,682	9/30/21	230,304
9/30/22	399,212	9/30/22	243,918	9/30/22	282,233	9/30/22	218,755
	$1,782,534		$816,770		$996,176		$709,333

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Funds to Fund Services for these services for the year ended September 30, 2019 are disclosed in the statements of operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  Both the Distributor and Custodian are affiliates of Fund Services.  Fees paid by the Funds to U.S. Bank N.A. for custody services for the year ended September 30, 2019 are disclosed in the statements of operations.

NOTE 5 – 12B-1 DISTRIBUTION FEES

The Retail Class of each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits each class to pay for distribution and related expenses up to an annual rate of 0.25% of its average daily net assets.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2019, the 12b-1 fees accrued by each Fund’s Retail Class are disclosed in the statements of operations.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees up to an annual rate of 0.10% of the average daily net assets of each Fund.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the year ended September 30, 2019, the shareholder servicing fees accrued by the Institutional Class of the Scharf Fund and Scharf Multi-Asset Opportunity Fund and for all Funds’ Retail Class are disclosed in the statements of operations.

NOTE 7 – LINES OF CREDIT

The Scharf Fund, Scharf Multi-Asset Opportunity Fund, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund have lines of credit in the amount of $20,000,000, $5,000,000, $2,200,000, and $1,500,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the year ended September 30, 2019, the Scharf Fund and Scharf Multi-Asset Opportunity Fund did not draw upon their lines of credit.

During the year ended September 30, 2019, the Scharf Global Opportunity Fund drew on its line of credit.  The Fund had an outstanding average balance of $7,570, paid a weighted average interest rate of 5.50%, and incurred interest expense of $422.  The maximum borrowing by the Fund occurred on January 2, 2019 in the amount of $2,180,000.  At September 30, 2019, the Fund had no outstanding loan amounts.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

During the year ended September 30, 2019, the Scharf Alpha Opportunity Fund drew on its line of credit.  The Fund had an outstanding average balance of $830, paid a weighted average interest rate of 5.27%, and incurred interest expense of $132.  The maximum borrowing by the Fund occurred on September 11, 2019 in the amount of $274,000.  At September 30, 2019, the Fund had no outstanding loan amounts.

NOTE 8 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Scharf Fund	$164,876,407	$225,674,369
Scharf Multi-Asset Opportunity Fund	21,220,355	23,253,633
Scharf Global Opportunity Fund	14,845,670	20,927,563
Scharf Alpha Opportunity Fund	10,297,779	13,566,300

During the year ended September 30, 2019, there were no purchases and sales of U.S. Government securities in the Scharf Fund, Scharf Global Opportunity Fund and Scharf Alpha Opportunity Fund.  The Scharf Multi-Asset Opportunity Fund had purchases of $1,024,609 and sales of $0.

For the year ended September 30, 2019, the Scharf Alpha Opportunity Fund had $2,989,843 and $4,975,055 of proceeds from short sales and buy cover transactions, respectively.  This activity is included in the portfolio turnover disclosed in the financial highlights.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows

		Scharf
		Multi-Asset
	Scharf	Opportunity
	Fund	Fund
Cost of investments (a)	$299,127,149	$41,637,602
Gross unrealized appreciation	87,176,883	9,073,702
Gross unrealized depreciation	(15,519,292)	(1,474,764)
Net unrealized appreciation (a)	71,657,591	7,598,938
Net unrealized depreciation/(depreciation)
on foreign currency	(520)	(43)
Undistributed ordinary income	1,370,823	466,270
Undistributed long-term capital gains	24,889,816	2,487,749
Total distributable earnings	26,260,639	2,954,019
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$97,917,710	$10,552,914

	Scharf Global	Scharf Alpha
	Opportunity	Opportunity
	Fund	Fund
Cost of investments (a)	$15,463,165	$6,617,845
Gross unrealized appreciation	3,717,350	2,806,561
Gross unrealized depreciation	(1,219,777)	(1,294,544)
Net unrealized appreciation (a)	2,497,573	1,512,017
Net unrealized appreciation
on foreign currency	42	—
Undistributed ordinary income	234,767	60,850
Undistributed long-term capital gains	1,403,948	—
Total distributable earnings	1,638,715	60,850
Other accumulated gains/(losses)	—	(129,526)
Total accumulated earnings/(losses)	$4,136,330	$1,443,341

(a)
The difference between book-basis and tax-basis cost and unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, tax adjustments related to partnerships, tax equalization and transfer in-kind.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

At September 30, 2019, the Scharf Alpha Opportunity Fund had a short-term capital loss carryforward of $129,526.

The capital losses may be carried forward indefinitely to offset future gains.

The tax character of distributions paid during the years ended September 30, 2019 and September 30, 2018 was as follows:

	September 30, 2019		September 30, 2018
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Scharf Fund	$3,284,040	$30,348,710	$891,172	$14,410,589
Scharf Multi-Asset
Opportunity Fund	755,170	2,600,202	124,082	1,225,008
Scharf Global
Opportunity Fund	541,046	1,674,733	230,126	1,581,305
Scharf Alpha
Opportunity Fund	—	—	—	463,472

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2019.

NOTE 10 – SUBSEQUENT EVENTS

Effective October 1, 2019, the Board approved Sullivan & Worcester LLP as the Trust’s new counsel and independent counsel to the Independent Trustees. On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Funds’ distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020.  Quasar will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•
Foreign and Emerging Market Securities Risk.  Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

•
Investment Style Risk.  The Adviser follows an investing style that favors relatively low valuations.  At times when this style is out of favor, the Funds may underperform funds that use different investing styles.

•
Small- and Medium-Sized Company Risk.  Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Special Situations Risk.  There is a risk that the special situation (i.e., spin-off, liquidation, merger, etc.) might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Funds.  In addition, investments in special situation companies may be illiquid and difficult to value, which will require a Fund to employ fair value procedures to value its holdings in such investments.

•
Short Sales Risk (Scharf Alpha Opportunity Fund).  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

•
Leverage Risk (Scharf Alpha Opportunity Fund). Leverage is investment exposure which exceeds the initial amount invested.  Leverage can cause the portfolio to lose more than the principal amount invested.  Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

SCHARF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and Shareholders of:
Scharf Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2019, the related statements of operations and cash flow for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and with respect to Scharf Fund and Scharf Multi-Asset Opportunity Fund, financial highlights for each of the five years in the period then ended, with respect to Scharf Global Opportunity Fund, financial highlights for each of the four years in the period then ended and for the period October 14, 2014 (commencement of operations) to September 30, 2015, with respect to Scharf Alpha Opportunity Fund, financial highlights for each of the three years in the period then ended and for the period December 31, 2015 (commencement of operations) to September 30, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 27, 2019

SCHARF FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2019 (Unaudited)

For the year ended September 30, 2019, the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund designated $3,284,040, $755,170, $541,046 and $0, respectively, as ordinary income. The Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund designated $30,348,710, $2,600,202, $1,674,733 and $0, respectively, as long-term capital gains for purposes of the dividends paid deduction.

For the year ended September 30, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund was 100%, 99.88%, 74.48%, and 0%, respectively.

For corporate shareholders in the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2019 was 100%, 55.59%, 52.79%, and 0%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund was 0%, 0%, 55.59%, and 0%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-572-4273 (1-866-5SCHARF) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-572-4273 (1-866-5SCHARF). Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

SCHARF FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2019 (Unaudited), Continued

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. Information included in the Funds’ Form N-Q is also available by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)
		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)
Gail S. Duree	Trustee	Indefinite	Director, Alpha	4	Trustee,
(age 73)		term; since	Gamma Delta		Advisors
615 E. Michigan Street		March	Housing Corporation		Series Trust
Milwaukee, WI 53202		2014.	(collegiate housing		(for series not
			management) (2012		affiliated with
			to July 2019); Trustee		the Funds);
			and Chair (2000 to		Independent
			2012), New Covenant		Trustee from
			Mutual Funds (1999 to		1999 to 2012,
			2012); Director and		New Covenant
			Board Member, Alpha		Mutual Funds
			Gamma Delta Foundation		(an open-end
			(philanthropic		investment
			organization)		company with
			(2005 to 2011).		4 portfolios).

David G. Mertens	Trustee	Indefinite	Partner and Head of	4	Trustee,
(age 59)		term*;	Business Development		Advisors
615 E. Michigan Street		since	Ballast Equity		Series Trust
Milwaukee, WI 53202		March	Management, LLC		(for series not
		2017.	(a privately-held		affiliated with
			investment advisory firm)		the Funds).
(February 2019 to present);
Managing Director and
Vice President, Jensen
Investment Management,
Inc. (a privately-held
investment advisory
firm) (2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired; formerly	4	Trustee,
(age 85)	of the	term; since	President, Hotchkis and		Advisors
615 E. Michigan Street	Board and	May	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202	Trustee	2002.	funds) (1985 to 1993).		(for series not
affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)
Joe D. Redwine	Trustee	Indefinite	Retired; formerly	4	Trustee,
(age 72)		term; since	Manager, President,		Advisors
615 E. Michigan Street		September	CEO, U.S. Bancorp		Series Trust
Milwaukee, WI 53202		2008.	Fund Services, LLC,		(for series not
			and its predecessors,		affiliated with
			(May 1991 to July 2017).		the Funds).

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	4	Trustee,
(age 60)		term*;	Group, Inc. (financial		Advisors
615 E. Michigan Street		since	consulting firm)		Series Trust
Milwaukee, WI 53202		January	(1998 to present).		(for series not
		2016.			affiliated with
the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
16 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income
Solutions
Fund, from 2010
to present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010 to
2016.

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Officers
Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Jeffrey T. Rauman	President, Chief	Indefinite	Senior Vice President, Compliance and
(age 50)	Executive Officer	term; since	Administration, U.S. Bank Global Fund
615 E. Michigan Street	and Principal	December 2018.	Services (February 1996 to present).
Milwaukee, WI 53202	Executive Officer

Cheryl L. King	Vice President,	Indefinite	Vice President, Compliance and
(age 58)	Treasurer and	term; since	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Principal	December 2007.	Services (October 1998 to present).
Milwaukee, WI 53202	Financial Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 48)	Treasurer	term; since	and Administration, U.S. Bank Global
615 E. Michigan Street		September 2013.	Fund Services (June 2005 to present).
Milwaukee, WI 53202

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 37)	Treasurer	term; since	and Administration, U.S. Bank Global
615 E. Michigan Street		December 2018.	Fund Services (July 2010 to present).
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite	Senior Vice President, U.S. Bank
(age 62)	Chief Compliance	term; since	Global Fund Services and Vice
615 E. Michigan Street	Officer and	September 2009.	President, U.S. Bank N.A. (February
Milwaukee, WI 53202	AML Officer		2008 to present).

Elaine E. Richards, Esq.	Vice President	Indefinite	Senior Vice President, U.S. Bank
(age 51)	and Secretary	term; since	Global Fund Services (July 2007 to
2020 East Financial Way,		September 2019.	present).
Suite 100
Glendora, CA 91741

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2019, the Trust was comprised of 39 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-866-572-4273.

SCHARF FUNDS

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-572-4273 (1-866-5SCHARF) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

SCHARF FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Scharf Investments, LLC
5619 Scotts Valley Drive, Suite 140
Scotts Valley, CA 95066

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 572-4273

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY 10019

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866)-5SCHARF.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2019	FYE 9/30/2018
Audit Fees	$72,600	$70,600
Audit-Related Fees	N/A	N/A
Tax Fees	$14,400	$14,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2019	FYE 9/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)   Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)   Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

     (4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  12/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  12/7/19

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/
Principal Financial Officer

Date  12/6/19

* Print the name and title of each signing officer under his or her signature.